UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

RenaissanceRe Holdings Ltd.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts!
RENAISSANCERE HOLDINGS LTD.
2023 Annual General Meeting
Vote by May 8, 2023
11:59 PM ET

RENAISSANCERE HOLDINGS LTD. 12 CROW LANE PEMBROKE HM19, BERMUDA

D97876-P86318

You invested in RENAISSANCERE HOLDINGS LTD. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual General Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 9, 2023.

Get informed before you vote

View the Annual Report and Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 25, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote in Person at the Meeting* May 9, 2023 8:30 AM ADT RenaissanceRe Holdings Ltd. 12 Crow Lane Pembroke HM 19 Bermuda

*	Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors
Nominees:

1a.	David C. Bushnell	For
1b.	James L. Gibbons	For
1c.	Shyam Gidumal	For
1d.	Torsten Jeworrek	For
2.	To approve, by a non-binding advisory vote, the compensation of the named executive officers of RenaissanceRe Holdings Ltd. as disclosed in the proxy statement.	For
3.	To approve, by a non-binding advisory vote, the frequency of the advisory vote on the compensation of the named executive officers of RenaissanceRe Holdings Ltd.	Year
4.	To approve the appointment of PricewaterhouseCoopers Ltd. as the independent registered public accounting firm of RenaissanceRe Holdings Ltd. for the 2023 fiscal year and to refer the determination of the auditor’s remuneration to the Board of Directors.	For
NOTE: PLEASE VOTE, DATE AND SIGN THE PROXY AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

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D97877-P86318